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  CUSIP No. 81703Q109                 13D                  Page 26 of 37 Pages
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                                                                       Exhibit 1


                                   SCHEDULE I
                                   ----------

I. UTCM, L.L.C.

Except as otherwise set forth below, the place of citizenship of each such person is the United States.

Name; Principal Occupation or Employment; Business Address; Principal Business of Employer; Number and Percentage of Common Stock Beneficially Owned

Thomas I. Unterberg
(Member of the Executive Committee, Chairman and CEO)
350 Madison Avenue, New York, New York 10017
2,128,759 (a)
(8.4%)

(a) Excludes all Shares owned by the Entities (as defined in Item 2) other than the Marjorie and Clarence E. Unterberg Foundation, Inc., as to which Thomas I. Unterberg disclaims beneficial ownership and 12,500 Shares owned by Thomas I. Unterberg's wife, Ann Unterberg, as to which Thomas I. Unterberg disclaims beneficial ownership. Includes 75,000 Shares held in a trust, 25,000 Shares held in an IRA account, Convertible Notes currently convertible into 914,095 Shares and Options currently exercisable for 146,625 Shares.

John H. Gutfreund
(Member of the Executive Committee, President)
350 Madison Avenue, New York, New York 10017
None

Robert M. Matluck
(Member of the Executive Committee, Vice President and Treasurer)
350 Madison Avenue, New York, New York 10017
None

Andrew Arno
(Member of the Executive Committee, Vice President)
350 Madison Avenue, New York, New York 10017
None


II. C.E. UNTERBERG, TOWBIN ADVISORS, LLC

Except as otherwise set forth below, the place of citizenship of each such person is the United States.

Name; Principal Occupation or Employment; Business Address; Principal Business of Employer; Number and Percentage of Common Stock Beneficially Owned

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  CUSIP No. 81703Q109                 13D                  Page 27 of 37 Pages
-----------------------                                  -----------------------


Thomas I. Unterberg
(Member of the Executive Committee, Chairman and CEO)
350 Madison Avenue, New York, New York 10017
2,128,759 (a)
(8.4%)

(a) Excludes all Shares owned by the Entities (as defined in Item 2) other than the Marjorie and Clarence E. Unterberg Foundation, Inc., as to which Thomas I. Unterberg disclaims beneficial ownership and 12,500 Shares owned by Thomas I. Unterberg's wife, Ann Unterberg, as to which Thomas I. Unterberg disclaims beneficial ownership. Includes 75,000 Shares held in a trust, 25,000 Shares held in an IRA account, Convertible Notes currently convertible into 914,095 Shares and Options currently exercisable for 146,625 Shares.

John H. Gutfreund
(Member of the Executive Committee, President)
350 Madison Avenue, New York, New York 10017
None

Robert M. Matluck
(Member of the Executive Committee, Vice President and Treasurer)
350 Madison Avenue, New York, New York 10017
None

Andrew Arno
(Member of the Executive Committee, Vice President)
350 Madison Avenue, New York, New York 10017
None


III. C.E. UNTERBERG, TOWBIN, LLC

Except as otherwise set forth below, the place of citizenship of each such person is the United States.

Name; Principal Occupation or Employment; Business Address; Principal Business of Employer;
Number and Percentage of Common Stock Beneficially Owned

Thomas I. Unterberg
(Member of the Executive Committee, Chairman and CEO)
350 Madison Avenue, New York, NY  10017
2,128,759 (a)
(8.4%)

(a) Excludes all Shares owned by the Entities (as defined in Item 2) other than the Marjorie and Clarence E. Unterberg Foundation, Inc., as to which Thomas I. Unterberg disclaims beneficial ownership and 12,500 Shares owned by Thomas I. Unterberg's wife, Ann Unterberg, as to which Thomas I. Unterberg disclaims beneficial ownership. Includes 75,000 Shares held in a trust, 25,000 Shares held in an IRA account, Convertible Notes currently convertible into 914,095 Shares and Options currently exercisable for 146,625 Shares.

-----------------------                                  -----------------------
  CUSIP No. 81703Q109                 13D                  Page 28 of 37 Pages
-----------------------                                  -----------------------


Robert M. Matluck
(Member of the Executive Committee, Chief Administrative Officer)
350 Madison Avenue, New York, New York 10017
None

Andrew Arno
(Member of the Executive Committee, Chairman of Capital Markets)
350 Madison Avenue, New York, New York 10017
None

Andrew Berger
(Member of the Executive Committee, Senior Managing Director)
350 Madison Avenue, New York, New York 10017
None

Mel S. Lavitt
(Member of the Executive Committee, Vice Chairman)
350 Madison Avenue, New York, New York 10017
None

Stanley Stern
(Member of the Executive Committee, Vice Chairman)
350 Madison Avenue, New York, New York 10017
None

Harlan Kleiman
(Member of the Executive Committee, Senior Managing Director)
350 Madison Avenue, New York, New York 10017
None



IV. C.E. UNTERBERG, TOWBIN HOLDINGS, INC.

Except as otherwise set forth below, the place of citizenship of each such person is the United States.

Name; Principal Occupation or Employment; Business Address; Principal Business of Employer;
Number and Percentage of Common Stock Beneficially Owned

Thomas I. Unterberg
(Board Member, Chairman and CEO)
350 Madison Avenue, New York, New York 10017
2,128,759 (a)
(8.4%)

(a) Excludes all Shares owned by the Entities (as defined in Item 2) other than the Marjorie and Clarence E. Unterberg Foundation, Inc., as to which Thomas I. Unterberg disclaims beneficial ownership and 12,500 Shares owned by Thomas I. Unterberg's wife, Ann Unterberg, as to which Thomas I. Unterberg disclaims beneficial ownership. Includes 75,000 Shares held in a trust, 25,000 Shares held in an IRA account, Convertible Notes currently convertible into 914,095 Shares and Options currently exercisable for 146,625 Shares.

-----------------------                                  -----------------------
  CUSIP No. 81703Q109                 13D                  Page 29 of 37 Pages
-----------------------                                  -----------------------


Robert M. Matluck
(Board Member, Vice President and Treasurer)
350 Madison Avenue, New York, New York 10017
None

Andrew Arno
(Board Member, Vice President)
350 Madison Avenue, New York, New York 10017
None

Andrew Berger
(Board Member)
350 Madison Avenue, New York, New York 10017
None

Harlan Kleiman
(Board Member)
350 Madison Avenue, New York, New York 10017
None

Mel S. Lavitt
(Board Member)
350 Madison Avenue, New York, New York 10017
None

V. 1995 PARTNERS LLC

Except as otherwise set forth below, the place of citizenship of each such person is the United States.

Name; Principal Occupation or Employment; Business Address; Principal Business of Employer;
Number and Percentage of Common Stock Beneficially Owned


Thomas I. Unterberg
(Executive Committee Member)
350 Madison Avenue, New York, New York 10017
2,128,759 (a)
(8.4%)

(a) Excludes all Shares owned by the Entities (as defined in Item 2) other than the Marjorie and Clarence E. Unterberg Foundation, Inc., as to which Thomas I. Unterberg disclaims beneficial ownership and 12,500 Shares owned by Thomas I. Unterberg's wife, Ann Unterberg, as to which Thomas I. Unterberg disclaims beneficial ownership. Includes 75,000 Shares held in a trust, 25,000 Shares held in an IRA account, Convertible Notes currently convertible into 914,095 Shares and Options currently exercisable for 146,625 Shares.

-----------------------                                  -----------------------
  CUSIP No. 81703Q109                 13D                  Page 30 of 37 Pages
-----------------------                                  -----------------------


Robert M. Matluck
(Executive Committee Member)
350 Madison Avenue, New York, New York 10017
None

Andrew Arno
(Executive Committee Member)
350 Madison Avenue, New York, New York 10017
None



VI. MARJORIE AND CLARENCE E. UNTERBERG FOUNDATION, INC.

Except as otherwise set forth below, the place of citizenship of each such person is the United States.

Name; Principal Occupation or Employment; Business Address; Principal Business of Employer;
Number and Percentage of Common Stock Beneficially Owned

Thomas I. Unterberg
(President)
350 Madison Avenue, New York, New York 10017
2,128,759 (a)
(8.4%)

(a)Excludes all Shares owned by the Entities (as defined in Item 2) other than the Marjorie and Clarence E. Unterberg Foundation, Inc., as to which Thomas I. Unterberg disclaims beneficial ownership and 12,5000 Shares owned by Thomas I. Unterberg's wife, Ann Unterberg, as to which Thomas I. Unterberg disclaims beneficial wonership. Includes 75,000 Shares held in a trust, 25,000 Shares held in an IRA account, Convertible Notes currently convertible into 914,095 Shares and Options currently exercisable for 146,625 Shares.

Mary A. Debare
(Vice President and Secretary)
350 Madison Avenue, New York, New York 10017
None

Andrew Arno
(Vice President and Secretary)
350 Madison Avenue, New York, New York 10017
None